EXHIBIT 32.1


CERTIFICATION  PURSUANT  TO 18 U. S. C.  SECTION  1350,  AS ADOPTED  PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TM Century, Inc. (the "Company") on Form 10-KSB for the year ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. David Graupner, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  R. David Graupner
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Chief Executive Officer

December 23, 2003